UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

DATA I/O CORPORATION
 (Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-10394 (Commission File Number)	91-0864123 (IRS Employer Identification No.)

10525 Willows Road N.E.
Redmond, Washington 98052
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (425) 881-6444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.01 – Regulation FD Disclosure

Exhibit No.	Description

99.1	Press Release dated December 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATA I/O CORPORATION (Registrant)

Dated: December 22, 2004	By: /s/ Joel Hatlen Joel Hatlen VP, Finance and Chief Financial Officer